Exhibit 10.23

AMENDMENT NO. 1
TO SECOND AMENDED AND RESTATED LOAN SECURITY AGREEMENT

Amendment No. 1, dated as of December 12, 2012 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Lender”), PENNYMAC LOAN SERVICES, LLC (“Borrower”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Borrower, Lender and Guarantor are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of March 27, 2012 (the “Existing Loan Agreement”; and as further amended by this Amendment, the “Loan and Security Agreement”).  The Guarantor is a party to that certain Amended and Restated Guaranty (the “Guaranty”), dated as of March 27, 2012, as the same may be further amended from time to time, by the Guarantor in favor of Lender.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement and Guaranty, as applicable.

The Borrower, the Lender and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.  As a condition precedent to amending the Existing Loan Agreement, the Lender has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Borrower, the Lender and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 1 of the Existing Loan Agreement is hereby amended by:

1.1                               adding, in the proper alphabetical order, the terms “Encumbered Mortgage Servicing Rights,” “Encumbered Mortgage Servicing Rights Equity,” “MSR Valuation,” “Third Party Evaluator” and “Unencumbered Mortgage Servicing Rights” as set forth below:

“Encumbered Mortgage Servicing Rights” means any mortgage servicing rights that are subject to any Lien, claim, restriction or other encumbrance that limits in any way the ability to dispose of or transfer such asset whether or not such Lien, claim,  restriction or other encumbrance relates to any outstanding debt.

“Encumbered Mortgage Servicing Rights Equity” means that portion of the MSR Valuation of the Encumbered Mortgage Servicing Rights that exceeds the Indebtedness encumbering such mortgage servicing rights.

“MSR Valuation” shall mean the lesser of (i) the value of the mortgage servicing rights owned by the Borrower as set forth in the Borrower’s most recent balance sheet as determined by the Borrower as of such date in accordance with GAAP, (ii) the Lender’s valuation of such mortgage servicing rights as determined by the Lender, or (iii) a Third Party Evaluator’s valuation of such mortgage servicing rights as determined by such Third Party Evaluator.

“Third Party Evaluator” shall mean an appraiser approved by Lender in its sole good faith discretion.

“Unencumbered Mortgage Servicing Rights” means any mortgage servicing rights that are not Encumbered Mortgage Servicing Rights.

1.2                               deleting the definition of “Adjusted Tangible Net Worth” in its entirety and replacing it with the following:

“Adjusted Tangible Net Worth” means, for any Person, Net Worth of such Person plus Subordinated Debt (provided that Subordinated Debt shall not be taken into account to the extent that it would cause Adjusted Tangible Net Worth to be comprised of greater than 25% Subordinated Debt), minus (a) the difference, if any, of (x) the value of the mortgage servicing rights owned by such Person as set forth in such Person’s most recent balance sheet as determined by such Person as of such date in accordance with GAAP and (y) the MSR Valuation, (b) 50% of the MSR Valuation of any Unencumbered Mortgage Servicing Rights; (c) 50% of the Encumbered Mortgage Servicing Rights Equity; (d) intangibles; (e) goodwill and (f) receivables from Affiliates; provided, however, that any investment vehicle that is under the management of PNMAC Capital Management LLC and is otherwise not directly or indirectly owned or controlled by Borrower shall not be deemed an “Affiliate” for the purposes of this definition.

SECTION 2.                            Conditions Precedent.  This Amendment shall become effective as of November 30, 2012 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1                               Delivered Documents.  On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a)                                 this Amendment, executed and delivered by the duly authorized officers of the Lender, Borrower and Guarantor; and

(b)                                 such other documents as the Lender or counsel to the Lender may reasonably request.

SECTION 3.                            Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in the Loan and Security Agreement.

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SECTION 4.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.                            Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts (including by facsimile or .pdf), each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7.                                  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 8.                            Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Borrower to Lender under the Loan and Security Agreement, as amended hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Lender

By:	/s/ Peter Schancupp
Name:	Peter Schancupp
Title:	Vice President

PennyMac Loan Services, LLC, as Borrower

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Private National Mortgage Acceptance Company, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

EXECUTION

AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED LOAN SECURITY AGREEMENT

Amendment No. 2, dated as of March 22, 2013 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Lender”), PENNYMAC LOAN SERVICES, LLC (“Borrower”) and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”).

RECITALS

The Borrower, Lender and Guarantor are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of March 27, 2012 (as amended by Amendment No. 1, dated as of December 12, 2012, the “Existing Loan Agreement”; and as further amended by this Amendment, the “Loan and Security Agreement”) and the related Amended and Restated Pricing Side Letter, dated as of March 27, 2012 (as amended by Amendment No. 1, dated as of December 12, 2012 and Amendment No. 2, dated as of March 22, 2013, the “Pricing Side Letter”). The Guarantor is a party to that certain Amended and Restated Guaranty (the “Guaranty”), dated as of March 27, 2012, as the same may be further amended from time to time, by the Guarantor in favor of Lender.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement and Guaranty, as applicable.

The Borrower, the Lender and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.  As a condition precedent to amending the Existing Loan Agreement, the Lender has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Borrower, the Lender and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 1 of the Existing Loan Agreement is hereby amended by:

1.1                               deleting the definition of “Adjusted Tangible Net Worth” in its entirety and replacing it with the following:

“Adjusted Tangible Net Worth” shall have the meaning set forth in the Pricing Side Letter.

1.2                               deleting the definitions of “Required Liquidity Amount” and “Required Net Worth Amount” in their entirety.

SECTION 2.                            Conditions Precedent.  This Amendment shall become effective as of as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1                               Delivered Documents.  On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a)                                 this Amendment, executed and delivered by the duly authorized officers of the Lender, Borrower and Guarantor; and

(b)                                 such other documents as the Lender or counsel to the Lender may reasonably request.

SECTION 3.                            Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in the Loan and Security Agreement.

SECTION 4.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.                            Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts (including by facsimile or .pdf), each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7.                                  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 8.                            Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Borrower to Lender under the Loan and Security Agreement, as amended hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse First Boston Mortgage Capital LLC, as Lender

By:	/s/ Adam Loskove
Name:	Adam Loskove
Title:	Vice President

PennyMac Loan Services, LLC, as Borrower

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Private National Mortgage Acceptance Company, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Signature Page to Amendment No. 2 to Second Amended and Restated Loan Security Agreement